UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 29, 2008 (April 17, 2008)

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	No. 001-13901	No.58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 2nd Avenue, S.E.,
Moultrie, Georgia 31768
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
(229) 890-1111

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 17, 2008, Ameris Bancorp issued a press release announcing its unaudited first quarter 2008 results.  A copy of that press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press release dated April 17, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By: ___/s/ Dennis J. Zember Jr._____
Dennis J. Zember Jr.,
Executive Vice President and Chief Financial Officer

Dated:  April 29, 2008

EXHIBIT INDEX

99.1             Press release dated April 17, 2008.